SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 6, 2007

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (the ‘‘Company’’) dated February 6, 2007 reporting the receipt of a tax ruling and amended financial results for the Company’s fourth quarter and twelve months ended December 31, 2006.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of International Flavors & Fragrances Inc., dated February 6, 2007.*

* Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
Dated: February 6, 2007	By:	/s/ Douglas J. Wetmore
Name: Douglas J. Wetmore
Title: Senior Vice President and Chief Financial Officer